UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2012

China HGS Real Estate, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	001-34864	33-0961490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Xinghan Road, 19th Floor Hanzhong City Shaanxi Province, PRC 723000
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (86) 091-62622612

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 25, 2012, China HGS Real Estate, Inc. (the "Company") held the Company’s 2012 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders reelected each of the following nominees to the board of directors of the Company for a one-year term: Xiaojun Zhu, Shenghui Luo, Yuankai Wen, Christy Young Shue and John Chen. Additionally, the stockholders approved the Company’s 2012 Omnibus Securities and Incentive Plan and ratified the appointment of Friedman LLP as the Company’s independent auditors for the fiscal year ending September 30, 2012.

The voting at the Annual Meeting was as follows:

1.                                          Election of Directors

Nominee	For	Against	Withheld	Broker Non-Votes
Xiaojun Zhu	29,875,963	0	1,500	1,243,389
Shenghui Luo	29,875,963	0	1,500	1,243,389
Yuankai Wen	29,869,863	0	7,600	1,243,389
Christy Young Shue	29,875,963	0	1,500	1,243,389
John Chen	29,864,786	0	12,677	1,243,389

2.                                          Adoption of the 2012 Omnibus Securities and Incentive Plan

For	Against	Abstain	Broker Non-Votes
29,830,303	46,760	400	1,243,389

3.                                          Ratification of Friedman LLP as the Company’s Independent Auditors

For	Against	Abstain	Broker Non-Votes
31,114,683	6,169	0	-

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2012	China HGS Real Estate, Inc.
	By:	/s/Xiaojun Zhu
Name: Xiaojun Zhu
Title: Chief Executive Officer and Chairman

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